                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Mark R. Schonau or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable Viasoft, Inc., a Delaware corporation (the "Corporation"), to sign an annual report on Form 10-K for the fiscal year ended June 30, 1999 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 14th day of September 1999.


                                    /s/ J. David Parrish
                                    -----------------------------------------
                                                 Signature

                                    J. David Parrish
                                    -----------------------------------------
                                                Printed Name


                                    -----------------------------------------
                                                   Witness

STATE OF ARIZONA      )
                      ) ss.
County of Maricopa    )

         On this 14th day of September 1999, before me, the undersigned Notary Public, personally appeared J. David Parrish, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    /s/ Joni K. Summers
                                    -----------------------------------------
                                                  Notary Public

My commission expires:

March 30, 2000

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Mark R. Schonau or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable Viasoft, Inc., a Delaware corporation (the "Corporation"), to sign an annual report on Form 10-K for the fiscal year ended June 30, 1999 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 27th day of September 1999.


                                      /s/ Alexander S. Kuli
                                      ---------------------------------------
                                                Signature

                                      Alexander S. Kuli
                                      ----------------------------------------
                                               Printed Name


                                      ----------------------------------------
                                                 Witness

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

         On this 27th day of September 1999, before me, the undersigned Notary Public, personally appeared Alexander S. Kuli, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      /s/ Joni K. Summers
                                      ---------------------------------------
                                                   Notary Public

My commission expires:

March 30, 2000

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Mark R. Schonau or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable Viasoft, Inc., a Delaware corporation (the "Corporation"), to sign an annual report on Form 10-K for the fiscal year ended June 30, 1999 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 9th day of September 1999.


                                      /s/ John J. Barry III
                                      -----------------------------------------
                                                     Signature

                                      John J. Barry III
                                      -----------------------------------------
                                                    Printed Name


                                      -----------------------------------------
                                                      Witness

STATE OF TEXAS      )
                    ) ss.
County of Harris    )

         On this 9th day of September 1999, before me, the undersigned Notary Public, personally appeared John J. Barry III, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      /s/ Patsy R. Butcher
                                      -----------------------------------------
                                                    Notary Public

My commission expires:

May 20, 2003

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Mark R. Schonau or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable Viasoft, Inc., a Delaware corporation (the "Corporation"), to sign an annual report on Form 10-K for the fiscal year ended June 30, 1999 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 13th day of September 1999.


                                       /s/ Arthur C. Patterson
                                       --------------------------------------
                                                   Signature

                                       A. C. Patterson
                                       --------------------------------------
                                                  Printed Name


                                       ---------------------------------------
                                                     Witness

STATE OF NEW JERSEY    )
                       ) ss.
County of Ocean        )

         On this 13th day of September 1999, before me, the undersigned Notary Public, personally appeared Arthur C. Patterson, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ Mark A. Dalton
                                       --------------------------------------
                                                 Notary Public

My commission expires:

May 24, 2001